[LOGO] ING PILGRIM

Annual Report

December 31, 2000

ING Variable Insurance Trust

ING Global Brand Names

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

            Letter to Shareholders ......................     1
            Portfolio Managers' Report ..................     2
            Index Descriptions ..........................     4
            Report of Independent Auditors ..............     5
            Statement of Assets and Liabilities .........     6
            Statement of Operations .....................     7
            Statement of Changes in Net Assets ..........     8
            Financial Highlights ........................     9
            Notes to Financial Statements ...............    10
            Portfolio of Investments ....................    13
            Tax Information .............................    14

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Annual Report for ING Variable Insurance Trust (the "Trust"). The Fund included in this report is the ING Global Brand Names Fund (the "Fund").

On November 1, 2000, ING Pilgrim Securities, Inc. (the "Distributor") became the Distributor of the Fund. This was in conjunction with the ING Groep N.V. (NYSE:ING) acquisition of ReliaStar Financial Corp., the indirect parent company of the Distributor, on September 1, 2000. ING Mutual Funds Management Co. LLC still continues to be Investment Advisor to the Fund. ING Investment Management Advisors B.V. continues to be Sub-Advisor to the Fund. Effective April 30, 2001 the Trust will change its name to Pilgrim Variable Insurance Trust and the Fund will change its name to Pilgrim Global Brand Names Fund.

At ING Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. ING Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.(SM)

Sincerely,

ING  Mutual  Funds Management Co. LLC
February 8, 2001

                                                                       Portfolio
ING GLOBAL BRAND NAMES FUND                                     Managers' Report
--------------------------------------------------------------------------------

Portfolio Management: Herman Kleeven, Assistant Director and Senior Investment Manager Equities, ING Investment Management Advisors B.V.

Goal: The ING Global Brand Names Fund seeks long-term capital appreciation through investment in a non-diversified portfolio of equity securities companies with a well recognized franchise and a global presence.

Market Overview: In the first year of the new Millennium, the world economy has grown at a rapid pace. However, as the year progressed, indications for a slowing economy in 2001 grew stronger. After a strong start, the US economy showed in the second half of 2000 clear signs of a slow down. At the end of 2000 even fears of a recession grew. Also the European economy showed a minor decline in growth rate. For the most part of 2000 the Japanese economy showed a gradual recovery, but the last few month's weak economic figures and downwards guided forecasts cast doubts over the continuation of the economic recovery.

Mainly due to the high oil prices, the inflation in both the US and in Europe showed an upward trend. In Japan inflation remained absent. Against the background of strong economic growth and rising inflation the central banks raised their interest rates. In the US the Fed's fund rate was increased from 5.5% to 6.5%. The ECB raised its rate in six steps from 3.0% to 4.75%. Even the Japanese central bank raised its interest rate from 0% to 0.25%. In the Euro zone the sentiment over its currency was mostly downbeat. The unexpected rapid slowdown of the US economy however boosted the Euro in the last months. The rate of the Euro against the dollar reached its lowest point since its introduction at US$ 0.823 in October.

The earnings growth of US companies decreased as the year progressed. In the first quarter the earnings growth amounted to 24%, in the last quarter probably only 2% growth will remain. Profit warnings were uncommon in the first half of 2000. In the second half the situation had changed completely. Large caps as DuPont, Procter & Gamble, Microsoft, Worldcom, Intel and Motorola announced profit warnings. In Europe upward earnings revisions continued. For the whole year earnings were revised upward from 12% to 15%, supported by the strong dollar. In the fourth quarter there were substantial negative revisions in the forecasts for 2001 ranging from 10-12% earnings growth due to the slowdown in the US economy. In Japan, corporate earnings rose, mainly due to cost lowering measures, by about 25%. For 2001 a weakening is expected of up to 10%.

As a result of the poor performance of the fourth quarter, the performance over 2000 ended up disappointing. The European stock markets closed almost unchanged, but in the US the S&P 500 index dropped by more than 10%, its worst performance in 20 years. The tech-heavy Nasdaq lost a spectacular 39%, its worst performance ever. Typical for 2000 was the split between 'new economy' TMT stocks and the 'old economy' (basic resources, retail, consumer goods, financials). In the first quarter the TMT stocks impressively outperformed the old economy stocks. For the most part of the year however, sector rotation between new economy and more defensive and undervalued stocks dominated.

Several failed issues of internet stocks, the expensive UMTS auctions (totalling over 100 billion Euro) in the telco sector and a wide range of profit warnings for TMT companies eroded investors sentiment for the overpriced tech stocks. The attention shifted towards the relatively undervalued old economy stocks in sectors such as food & beverages, utilities, insurance and pharmaceuticals.

Performance: For the period April 28, 2000 (commencement of operations) to December 31, 2000, the Fund's shares, excluding sales charges, returned -11.62% compared to the MSCI World Index which returned -10.07% for the same period.

Portfolio Specifics: We sold our position in Nike. In the first quarter we switched part of our Nokia weighting into Motorola for valuation reasons and built a position in Yahoo. In the second quarter we slightly reduced our "tech" weightings. In the second half of the year we built positions in Starbucks and Texas Instruments, mainly at the expense of other tech names in the portfolio.

Time Warner and AOL announced a merger. The merger between the number 1 media company and the number 1 internet company (135m registered users) might set off the next wave in the internet revolution. The deal provides AOL with content and a large cable network (14 m cable subscribers) and helps Time Warner accelerate its internet strategy.

Unilever acquired SlimFast Foods and Ben & Jerry's as a part of its new brand management program. The acquisition of Ben & Jerry's gives them a bigger share in the segment of premium ice creams. Unilever also succeeded in taking over Bestfoods after raising its offer price. Procter & Gamble shares were hit as the company issued further profit warnings because of increasing competition and because it cannot raise prices fast enough to cover rising raw materials costs for oil and pulp. Coke announced a restructuring with headcount reductions of 6000 people in 2000 i.e. 20% of its workforce. Coke further announced it will decentralize its management structure. Pepsi agreed to buy Quaker Oats and will thus add cereals and the top-selling sports drink Gatorade to its product range.

Compaq missed its fourth quarter and lowered its expectations for 2001 citing pricing pressure and weakening demand. Dell and Intel were hit by the same concerns over lower PC sales. Motorola had to lower forecasts for the fourth quarter twice citing lower semiconductor sales and execution problems related to its cost cutting efforts in its cell phone business. Microsoft's stock price continued to be under pressure as a result of the antitrust lawsuit. In June, Microsoft was ordered to break up the company. In the fourth quarter Microsoft trimmed its earnings and sales estimates for the first time in more than 10 years. The company blamed slowing economic growth and a slump in PC sales. Sony launched its Playstation 2 in the Japanese market. Microsoft has unveiled its X-Box game

Portfolio
Managers' Report                                    ING GLOBAL BRAND NAMES FUND
--------------------------------------------------------------------------------

console which should be available in the second half of next year. In July, Nokia warned that third quarter earnings would decline which caused a sharp sell-off in its stock price which was however partly gained back in the remainder of the year. Rivals Motorola and Ericsson also warned of a slowdown for its existing products as users wait for new models with internet connections.

Market Outlook: Economic growth is likely to slow down further in 2001. The main question is whether we will have a soft landing as expected or will we enter a real recession. In the latter case it is crucial how central banks will anticipate by lowering rates. As a result of the economic slowdown, corporate earnings will grow at a lower pace than in 2000. That will limit the upside potential for stock prices. On a positive note, the stock market correction in the fourth quarter means that valuations have become more attractive. In combination with the expected cuts in interest rates we see some upside potential for the stock markets. However, shorter term we expect a volatile and a somewhat directionless market.

                                                            4/28/00     12/31/00
                                                            -------     --------
ING Global Brand Names                                       10,000        8,837
MSCI World Index                                             10,000        8,993

                                   Total Returns for the Periods
                                      Ended December 31, 2000
                                      -----------------------
                                          Since Inception
                                             04/28/00
                                             --------
ING Global Brand Names Fund                  -11.62%
MSCI World Index                             -10.07%

Based on a $10,000 initial investment, the graph and table above illustrates the total return of ING Global Brand Names Fund against the MSCI World Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager and Distributor have voluntarily agreed to waive a portion of their management and distribution fees and to pay other operating expenses otherwise payable by the Fund. Total returns would have been lower had there been no deferral waiver or reimbursement to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. International investing does pose special risks, including fluctuation and political risks not found in investments that are solely domestic.

                 See accompanying index descriptions on page 4.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The MSCI World Index is average weighted by market value of the performance of approximately 1,450 securities representing 20 countries. The average company in the index has a market capitalization of about $3.5 billion. The index is unmanaged with no sales charges or expenses and is a total return index with reinvestment of distributions.

The S&P 500 Index is a widely recognized unmanaged index of 500 common stocks.

The NASDAQ Composite Index is a broad based unmanaged capitalization-weighted index of all NASDAQ National Market of SmallCap stocks.




















                 An investor cannot invest directly in an index.

                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of ING Variable Insurance Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Global Brand Names Fund (the "Fund") as of December 31, 2000, and the related statements of operations and changes in net assets, and financial highlights for the period April 28, 2000 (commencement of operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 and by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2000, the result of its operations, the changes in its net assets and its financial highlights for the period of April 28, 2000 (commencement of operations) to December 31, 2000, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

New York, New York
February 7, 2000

           STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2000
--------------------------------------------------------------------------------


ASSETS:
Investments in securities, at market value (cost $10,947,316)                                 $  9,901,271
Cash                                                                                               578,641
Foreign cash, at value (cost $20,087)                                                               20,815
Receivable for shares of beneficial interest sold                                                   62,386
Dividends and interest receivable                                                                    3,548
Receivable from Investment Manager                                                                  38,976
                                                                                              ------------
  Total Assets                                                                                  10,605,637
                                                                                              ------------
LIABILITIES:
Payable for investments purchased                                                                  330,179
Advisory fee payable                                                                                13,801
Distribution fees payable                                                                            3,905
Accrued expenses                                                                                     1,045
                                                                                              ------------
  Total Liabilities                                                                                348,930
                                                                                              ------------
NET ASSETS                                                                                    $ 10,256,707
                                                                                              ============
 Shares outstanding                                                                              1,163,905
                                                                                              ============
 Net asset value and offering price per share                                                 $       8.81
                                                                                              ============
NET ASSETS CONSIST OF:
 Paid in capital for shares of beneficial interest, $0.00 par value outstanding
  (unlimited shares authorized)                                                               $ 11,312,261
 Overdistributed net investment loss                                                                  (711)
 Accumulated distribution in excess of net realized gain on investments and foreign
  currency transactions                                                                            (10,273)
 Net unrealized depreciation on investments and translation of assets and liabilities
  denominated in foreign currencies                                                             (1,044,570)
                                                                                              ------------
 Net Assets                                                                                   $ 10,256,707
                                                                                              ============

                 See Accompanying Notes to Financial Statements

                             STATEMENT OF OPERATIONS
For the period April 28, 2000 (commencement of operations) to December 31, 2000
--------------------------------------------------------------------------------



INVESTMENT INCOME:
Dividends (net of withholding tax of $2,193)                                        $    42,420
Interest                                                                                 11,249
                                                                                    -----------
  Total investment income                                                                53,669
                                                                                    -----------
EXPENSES:
Investment management fees                                                               48,114
Distribution fees                                                                         8,793
Fund accounting fees                                                                     25,517
Custodian fees                                                                           18,367
Transfer agent fees and expenses                                                         14,076
Trustee fees                                                                              8,771
Reports to shareholders                                                                   8,571
Registration fees                                                                         5,846
Professional fees                                                                         5,000
Miscellaneous                                                                               271
                                                                                    -----------
  Total expenses                                                                        143,326
  Less expenses waived and reimbursed by Investment Manager and Distributor             (84,381)
                                                                                    -----------
  Net expenses                                                                           58,945
                                                                                    -----------
     Net investment loss                                                                 (5,276)
                                                                                    -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investments                                                         29,908
Net realized loss on foreign currency transactions                                       (7,409)
Net change in unrealized depreciation of investments and foreign currency            (1,044,570)
                                                                                    -----------
  Net realized and unrealized loss on investments and foreign currency               (1,022,071)
                                                                                    -----------
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $(1,027,347)
                                                                                    ===========

                 See Accompanying Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  For the period
                                                                                 April 28, 2000(1)
                                                                                         to
                                                                                    December 31,
                                                                                        2000
                                                                                 -----------------
FROM OPERATIONS:
Net investment loss                                                                 $     (5,276)
Net realized gain on investments and foreign currency transactions                        22,499
Net change in unrealized depreciation of investments and foreign currencies           (1,044,570)
                                                                                    ------------
Net decrease in net assets resulting from operations                                  (1,027,347)
                                                                                    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain from investments                                                       (22,499)
In excess of net realized gain                                                            (7,746)
                                                                                    ------------
Total distributions                                                                      (30,245)
                                                                                    ------------
FROM CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares                                                    13,729,530
 Net asset value of shares resulting from dividend reinvestment                           30,245
                                                                                    ------------
                                                                                      13,759,775
 Cost of shares redeemed                                                              (2,445,476)
                                                                                    ------------
Net increase in net assets resulting from capital share transactions                  11,314,299
                                                                                    ------------
Net increase in net assets                                                            10,256,707
NET ASSETS:
Beginning of year                                                                             --
                                                                                    ------------
End of year                                                                         $ 10,256,707
                                                                                    ============
TRANSACTIONS IN FUND SHARES:
Shares issued                                                                          1,431,887
Shares issued as reinvestment of dividends                                                 3,361
Shares redeemed                                                                         (271,343)
                                                                                    ------------
Net increase                                                                           1,163,905
                                                                                    ============

(1)  Commencement of operations.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                                           ING GLOBAL BRAND NAMES FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                              For the period ended
                                                                                  December 31,
                                                                                    2000(1)
                                                                                    -------
Per Share Operating Performance:
 Net asset value, beginning of the period                             $              10.00
 Net investment loss                                                  $               0.00 (5)
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                                   $              (1.16)
 Total from investment operations                                     $              (1.16)
 Distributions from net realized gain                                 $              (0.02)
 Distributions in excess of net realized gain                         $              (0.01)
 Total distributions                                                  $              (0.03)
 Net asset value, end of the period                                   $               8.81
 Total return(2)                                                      %             (11.62)
Ratios and supplemental data:
 Net assets, end of the period (000's)                                $             10,257
 Ratio of expenses to average net assets after reimbursement(3)(4)    %               1.23
 Ratio of expenses to average net assets prior to expense
 reimbursement(3)                                                     %               2.97
 Ratio of net investment loss to average net assets after
 reimbursement(3)                                                     %              (0.11)
 Portfolio turnover                                                   %                 11

(1)  Fund commenced operations on April 28, 2000.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized.

(4)  Expenses calculated net of reimbursements/waivers.

(5)  Per share amount is less than $0.005.

                 See Accompanying Notes to Financial Statements

              NOTES TO FINANCIAL STATEMENTS as of December 31, 2000
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. ING Global Brand Names Fund is a separate managed portfolio (the "Fund") of the ING Variable Insurance Trust (the "Trust"). The Trust was organized as a Delaware business trust on July 15, 1999 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Fund and seven other managed portfolios: the ING Large Cap Growth Fund, ING Growth & Income Fund, ING International Equity Fund, ING Income Allocation Fund, ING Balanced Allocation Fund, ING Growth Allocations Fund, and ING Aggressive Growth Allocation Fund, which have not commenced operations. The Fund commenced operations on April 28, 2000. Shares of the Trust are offered to separate accounts as an investment medium for variable contracts issued by life insurance companies.

On November 1, 2000, ING Pilgrim Securities, Inc. (the "Distributor") became the Distributor of the Fund. This was in conjunction with the ING Groep N.V. (NYSE:ING) acquisition of ReliaStar Financial Corp., the indirect parent company of the Distributor on September 1, 2000.

Security Valuation. Securities listed on an exchange or trading in the over-the-counter market are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the closing bid price is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Securities for which market quotations are not readily available are valued at the fair value as determined in good faith by or at the direction of the Board of Trustees. Bonds and other fixed income securities are valued on the basis of prices provided by an independent pricing service approved by the Board of Trustees. The amortized cost method of valuation is used with respect to debt obligations with 60 days or less remaining to maturity, which constitutes fair value as determined by the Board of Trustees.

Security Transactions and Investment Income. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are treated as adjustments to interest income and identified costs of investments over the lives of the respective investments.

Distributions to Shareholders. Dividends from net investment income and net realized gains, if any are declared and paid annually by the Fund.

The Fund may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

These differences are primarily due to differing treatments of net operating losses and foreign currency transactions. As of December 31, 2000, the following amounts have been reclassified between undistributed net investment income
(loss), accumulated net realized gain (loss) in investments and paid in capital:

           Undistributed        Accumulated Net
           Net Investment      Realized Gain (Loss)      Paid in
                Loss             on Investments          Capital
           --------------        --------------          -------
              $ 4,565               $(2,527)             $(2,038)

These reclassifications did not affect net investment income (loss), net realized gain (loss) on investments or net assets for the period ended December 31, 2000.

Foreign Currency. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Net realized gain (loss) on foreign currency transactions represents the foreign exchange: (1) gains and losses from

--------------------------------------------------------------------------------

the sale of foreign currencies, (2) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts, and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received. Net change in unrealized appreciation (depreciation) of investments and foreign currency arise from changes in the value of assets and liabilities including investment in securities at fiscal year end, resulting from changes in the exchange rates.

Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the funds' net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Repurchase Agreements. The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Federal Income Taxes. The Fund intends to comply with the special provisions of the Internal Revenue Code available to investment companies and to distribute all of the taxable net income to their respective shareholders. Therefore, no federal income tax provision or excise tax provision is required.

Management's Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 -- INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR

ING Mutual Funds Management Co. LLC (the "Investment Manager"), a wholly-owned indirect subsidiary of ING Groep, N.V. ("ING Group"), serves as the manager of the Fund pursuant to a Management Agreement with the Trust. The Trust pays the Investment Manager for its services under the Management Agreement a fee, payable monthly, based on an annual rate of 1.00% of the average daily net assets of the Fund.

The Investment Manager has entered into a Sub-Advisory Agreement with ING Investment Management Advisors B.V. (the "Sub-Adviser") which is a wholly-owned indirect subsidiary of ING Group. Under the Sub-Advisory Agreement, the Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of the Fund's assets and the purchase and sale of portfolio securities and other investments. Pursuant to the Sub-Advisory Agreement, the Investment Manager pays to the Sub-Adviser a monthly fee based on an annual rate of 0.50% of the average daily net assets of the Fund.

The Investment Manager has entered into expense limitation contracts with the Fund, under which it and the Sub-Advisor will limit expenses of the Fund to the extent of 1.23% of the value of the Fund's average daily net assets, excluding interest, taxes, brokerage and extraordinary expenses through December 31, 2000. Fee

--------------------------------------------------------------------------------

waivers and/or reimbursements by the Investment Manager may vary in order to achieve such contractually obligated expense limit.

For the period ended December 31, 2000, the Investment Manager was entitled to $48,114 and waived $22,653 of management fee. The Sub-Adviser was entitled to $24,072 and waived $11,327 of sub-advisory fee.

In addition, for the period ended December 31, 2000, the Investment Manager has agreed to reimburse expenses amounting to $58,492 for the Fund.

The Trust, on behalf of the Fund, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act. The Fund pays the Distributor monthly, based on an annual rate of up to 0.25% of the Fund's average daily net assets. The distribution fee may be used by the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Fund. Prior to November 1, 2000 ING Funds Distributor, Inc. was the Fund's Distributor.

For the period ended December 31, 2000, the Distributor voluntarily waived part of the distribution fee. The distribution fee the Distributor was entitled to was $8,793 and the distribution fee waived was $3,236.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for the period ended December 31, 2000, were as follows:

Aggregate purchases     $11,714,401
Aggregate sales             796,910

NOTE 4 -- IN-KIND TRANSFER OF SECURITIES

During the period ended December 31, 2000, the Fund received portfolio securities with a market value of $4,915,367 (carrying value $4,259,219) in an in-kind subscription transaction.

NOTE 5 -- CONCENTRATION OF RISK

Foreign Securities. The Fund may invest in foreign securities. Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

Non-Diversified. The Fund is classified as a non-diversified investment company under the Investment Company Act, which means that the Fund is not limited in the proportion of its assets in a single issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

NOTE 6 -- SUBSEQUENT EVENT

Effective April 30, 2001, the Trust will change its name to Pilgrim Variable Insurance Trust and the Fund will change its name to Pilgrim Global Brand Names Fund.

ING
Global Brand
Names Fund     PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------


Shares                                                                Value
------                                                                -----
COMMON STOCKS: 96.53%
                 Australia: 2.82%
  110,000        Foster's Brewing Group                             $    288,857
                                                                    ------------
                 Finland: 2.79%
    6,420        Nokia                                                   286,348
                                                                    ------------
                 France: 7.60%
    6,000        Loreal                                                  514,384
    4,000        LVMH Moet Hennessy                                      264,798
                                                                    ------------
                                                                         779,182
                                                                    ------------
                 Germany: 3.10%
    2,116        Adidas Salomon AG                                       131,137
    3,570        Volkswagen AG                                           186,686
                                                                    ------------
                                                                         317,823
                                                                    ------------
                 Japan: 7.38%
    3,000        Canon, Inc.                                             104,969
    3,000        Fuji Photo Film Co.                                     125,437
    6,000        Honda Motor Co.                                         223,583
    3,000        Sony Corp.                                              207,313
    3,000        Toyota Motor Corp.                                       95,784
                                                                    ------------
                                                                         757,086
                                                                    ------------
                 Netherlands: 10.95%
    9,200        Heineken NV                                             556,771
    5,170        Unilever NV                                             327,202
    2,700        Gucci Group NV                                          238,950
                                                                    ------------
                                                                       1,122,923
                                                                    ------------
                 Sweden: 1.56%
   14,100        LM Ericsson                                             160,584
                                                                    ------------
                 Switzerland: 2.89%
      127        Nestle SA                                               296,169
                                                                    ------------

                 United States: 57.44%
    1,550   @    America Online, Inc.                               $     53,940
    6,100        American Express Co.                                    335,119
    3,400   @    Cisco Systems, Inc.                                     130,050
    8,275        Coca Cola Co.                                           504,257
    5,100        Colgate Palmolive Co.                                   329,204
    6,000        Compaq Computer Corp.                                    90,300
    7,850   @    Dell Computer Corp.                                     136,883
    9,100        Walt Disney Co.                                         263,331
    7,700        Ford Motor Co.                                          180,468
    8,900        Gillette Co.                                            321,513
   15,000        Intel Corp.                                             453,750
    4,100        Johnson & Johnson                                       430,756
   13,000        McDonalds Corp.                                         442,000
   10,000   @    Microsoft Corp.                                         433,750
    9,000        Motorola, Inc.                                          182,250
    7,400        Pepsico, Inc.                                           366,763
    2,300        Philip Morris Cos, Inc.                                 101,200
    2,000        Procter & Gamble Co.                                    156,875
    2,450   @    Starbucks Corp.                                         108,413
    2,100        Texas Instruments, Inc.                                  99,488
    7,200        Time Warner, Inc.                                       376,128
    3,020        William Wrigley, Jr. Co.                                289,354
    3,530   @    Yahoo, Inc.                                             106,507
                                                                    ------------
                                                                       5,892,299
                                                                    ------------

                 Total Investments in Securities
                  (Cost $ 10,947,316)*                  96.53%      $  9,901,271
                 Other Assets and Liabilities-Net        3.47%           355,436
                                                       ------       ------------
                 Net Assets                            100.00%      $ 10,256,707
                                                       ======       ============

@    Non-income producing security

* Cost for federal income tax purposes is $10,958,380. Net unrealized depreciation consists of:

                 Gross Unrealized Appreciation        $    772,078
                 Gross Unrealized Depreciation          (1,829,187)
                                                      ------------
                 Net Unrealized Depreciation          $ (1,057,109)
                                                      ============

                                                                   Percentage of
Industry                                                            Net Assets
--------                                                            ----------
Beverage                                                              19.32%
Cosmetic/Personal Care                                                12.89%
Food                                                                   8.90%
Telecommunications                                                     7.40%
Auto Manufacturers                                                     6.69%
Media                                                                  6.23%
Semiconductors                                                         5.39%
Retail                                                                 5.37%
Software                                                               4.23%
Healthcare-Products                                                    4.20%
Apparel                                                                3.61%
Diversified Financial Services                                         3.27%
Computers                                                              2.21%
Home Furnishings                                                       2.02%
Internet                                                               1.56%
Miscellaneous Manufacturing                                            1.22%
Office/Business Equipment                                              1.02%
Tobacco                                                                1.00%
Other Assets and Liabilities-Net                                       3.47%
                                                                     ------
Net Assets                                                           100.00%
                                                                     ======

                 See Accompanying Notes to Financial Statements

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The Fund declared a short-term capital gain dividend of $0.0277 per share during the fiscal year ended December 31, 2000.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Fund. In January 2001, shareholders, excluding corporate shareholders, will have received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2000.

INVESTMENT MANAGER

ING Mutual Funds Management Co. LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR

ING Pilgrim Group, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

TRANSFER AGENT

DST Systems, Inc.
P.O. Box 219368
Kansas City, Missouri 64141-6368

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

LEGAL COUNSEL

Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT ACCOUNTANTS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019



Prospectus containing more complete information regarding the Trust, including charges and expenses, may be obtained by calling ING Variable Annuities' Customer Service Desk at 1-800-366-0066. Please read the prospectus carefully before you invest or send money.

                             VITGBNANN010101-22001